AMENDMENT NO. 1

TO THE

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of February 28, 2017 by and among ICTV Brands Inc., a Nevada corporation (the “Company”) and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Investors, including the Purchasers, have previously entered into that certain Registration Rights Agreement, dated January 23, 2017 (the “Registration Rights Agreement”);

WHEREAS, the Company and the Purchasers desire to amend the Registration Rights Agreement to extend the Filing Date of the initial Registration Statement (as defined in the Registration Rights Agreement);

WHEREAS, pursuant to Section 8(f) of the Registration Rights Agreement, the Registration Rights Agreement may be amended only with the written consent of (i) the Company and (ii) the Holders of at least a majority in interest of the Registrable Securities; and

WHEREAS, the undersigned Purchasers constitute the Holders of a majority of the Registrable Securities held by all Holders under the Registration Rights Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to the following:

1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Registration Rights Agreement, as applicable.

2. Amendments. The definition of “Filing Date” shall be amended and restated in its entirety to read as follows:

““Filing Date” means (a) with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), April 14, 2017, (b) with respect to any additional Registration Statements required to be filed pursuant to Section 2(a), the 30th day following the Effective Date for the last Registration Statement filed pursuant to this Agreement under Section 2(a); (c) with respect to any additional Registration Statements required to be filed due to SEC Restrictions, the 30th day following the applicable Restriction Termination Date; and (d) with respect to a Registration Statement required to be filed under Section 2(c), the 30th day following the date on which the Company becomes eligible to utilize Form S-3 to register the resale of Common Stock.”

3. Effect of Amendment. Except as amended as set forth above, the Registration Rights Agreement shall continue in full force and effect.

4. Counterparts. This Amendment may be signed in counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the United States of America and the Commonwealth of Pennsylvania, without regard to conflict of law principles thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Registration Rights Agreement as of the date first written above.

COMPANY:

ICTV BRANDS INC.

By:	/s/ Richard Ransom
Name:	Richard Ransom
Title:	President

PURCHASERS:

The Purchasers executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Amendment and agreed to the terms hereof.

Annex A

Amendment No. 1 to the Registration Rights Agreement

Investor Counterpart Signature Page

The undersigned, desiring to enter into this Amendment No. 1 to the Registration Rights Agreement (the “Amendment”), between the undersigned, ICTV Brands Inc., a Nevada corporation (the “Company”), and the other Purchasers thereto, in or substantially in the form furnished to the undersigned, hereby agrees to join the Amendment as a party thereto.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of February 28, 2017.

Name of Purchaser:

LeoGroup Private Debt Facility, L.P.

If a partnership, corporation, trust or other business entity:

By:	/s/ Matthew J. Allain
Name:	Matthew J. Allain
Title:	Manager

If an individual:

Annex A

Amendment No. 1 to the Registration Rights Agreement

Investor Counterpart Signature Page

The undersigned, desiring to enter into this Amendment No. 1 to the Registration Rights Agreement (the “Amendment”), between the undersigned, ICTV Brands Inc., a Nevada corporation (the “Company”), and the other Purchasers thereto, in or substantially in the form furnished to the undersigned, hereby agrees to join the Amendment as a party thereto.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of February 28, 2017.

Name of Purchaser:

Sandra F. Pessin

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

/s/ Sandra F. Pessin

Annex A

Amendment No. 1 to the Registration Rights Agreement

Investor Counterpart Signature Page

The undersigned, desiring to enter into this Amendment No. 1 to the Registration Rights Agreement (the “Amendment”), between the undersigned, ICTV Brands Inc., a Nevada corporation (the “Company”), and the other Purchasers thereto, in or substantially in the form furnished to the undersigned, hereby agrees to join the Amendment as a party thereto.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of February 28, 2017.

Name of Purchaser:

DG Value Partners II Master Fund, LP

If a partnership, corporation, trust or other business entity:

By:	/s/ Dov Gertzulin
Name:	Dov Gertzulin
Title:	Managing Member

If an individual: